SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 March 27, 2001
                Date of Report (Date of earliest event reported)



                            Valmont Industries, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware               0-3701                        47-0351813
     (State or other          (Commission                   (IRS Employer
     jurisdiction of          File Number)                Identification No.)
     incorporation)

     One Valmont Plaza
     Omaha, Nebraska                                            68154
     (Address of principal executive offices)                 (Zip Code)


               Registrant's telephone number, including area code
                                 (402) 963-1000

Item 5.   OTHER EVENTS.

     On March 27, 2001, Valmont Industries, Inc. issued a press release with respect to results for the first quarter ending March 31, 2001. The press release is attached to this report as an exhibit and is incorporated by reference into this report.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     99.1. Press Release dated March 27, 2001.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Valmont Industries, Inc.

                                   By:  /s/  Mogens Bay
                                        Mogens Bay
                                        Chairman and Chief
                                        Executive Officer